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                           UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C.  20549

                              FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        January 13, 2000
                                                        ----------------

               TRANS WORLD ENTERTAINMENT CORPORATION
	   ------------------------------------------------------
       (Exact name of registrant as specified in its charter)


         NEW YORK                      0-14818                  14-1541629
-------------------------------    ----------------		 ----------------------
(State or other jurisdiction of    (Commission File        (I.R.S. Employer
incorporation or organization)     Number)               Identification Number)


38 Corporate Circle, Albany, New York                        12203
----------------------------------------		 		   ----------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code       (518) 452-1242


                                N/A
   -------------------------------------------------------------
   (Former name or former address, if changed since last report)

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Item 5. Other Events.

The registrant has announced that its Board of Directors has approved a stock repurchase program authorizing the repurchase by the Company of five million shares of common stock. Pursuant to this program, the Company has repurchased one million shares of common stock from a financial institution through an accelerated share repurchase program. The share repurchase was funded from available cash.

Item 7. Financial Statements and Exhibits

        c)      Exhibits                                            Page No.

                 99.1 Press release , dated January 13, 2000 issued by Trans World Entertainment Corporation

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


TRANS WORLD ENTERTAINMENT CORPORATION

January 14, 2000          By:  /s/ ROBERT J. HIGGINS
                          Robert J. Higgins
                          Chairman and Chief Executive Officer
                          (Principal Executive Officer)

January 14, 2000          By:  /s/ JOHN J. SULLIVAN
                          John J. Sullivan
                          Senior Vice President-Finance
                          and Chief Financial Officer
                          (Principal Financial Officer)